EXHIBIT 10.2

                              CONSULTANT AGREEMENT
                              --------------------

                  This Agreement is made and entered into as of the 15th day of October, 1999, between IRT Industries, Inc., a Florida corporation (the "Company") and Scott A. Neil ("Consultant").

                  In consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.                Purpose. The Company hereby employed the Consultant during the
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Term (as defined below) to render consulting advice and services to the Company in connection with the identification of suitable candidates for purchaseand/or sales agreements, including introduction, negotiation and successful conclusion negotiations, upon the terms and conditions set forth herein.

2.                Term. This Agreement shall be effective for a period of one
                  ----
year (the "Term") commencing on the date hereof and shall be terminate by the Company at its will at any time upon five business days' written notice.

3.                Duties of Consultant. During the term of this Agreement, the
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Consultant shall provide the Company  with such  regular and  customary advisory services as is reasonably requested by the Company, provided that the Consultant shall not be required to undertake duties not reasonably within the scope of the services contemplated by this Agreement. In performance of these duties, the Consultant shall provide the Company with the benefits of Consultant's best judgment and efforts. It is understood and acknowledged by the parties that the value of the Consultant's advice is not measurable in any quantitive manner, and the Consultant shall be obligated to render advice, upon the request of the Company, in good faith, but shall not be obligated to spend any specific amount of time in doing so. The Consultant's duties may include at the Company's request, but will not necessarily be limited to:

               a. Identifying candidate companies for acquisition and/or sales agreements for product distribution;.

               b. Introducing the Company to candidate companies;

               c. Negotiating contracts with candidate companies.

                  Notwithstanding the foregoing, it is understood and acknowledged by the parties that the Consultant shall not render advice and/or services to the Company in any manner directly or indirectly, that is in connection with the offer or sale of securities in a capital raising transaction or that could result in market making.

4.              Compensation. For services to be rendered by the Consultant
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hereunder, on the date hereof the Consultant  shall receive options to purchase a total of 700,000 shares of the Company's common stock, for a strike price equal to the par value $0.0001 per share (the


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"Shares").  The value of the Shares at the time of this  Agreement is $ 0.25 per share. The first option for 450,000 shares may be exercised immediately upon execution of this Agreement. The second option for 250,000 shares may be exercised on March 1, 2000. Both options expire three (3) years after the completion of the contract period. The Consultant represents to the Company that
(a) he is not a registered broker-dealer; (b) he is not affiliated with any registered broker-dealers; and (c) he does not purchase or sell securities or structure the purchase or sale of securities for third parties as his business.

5.           Further  Agreements.  Because of the nature of the services being
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provided by Consultant  hereunder,  Consultant  acknowledges that he may receive access to Confidential Information (as defined in Section 6 hereof) and that, as a consultant to the Company, he will attempt to provide advice that serves the best interests of the Company. Because of the uniqueness of this relationship, the Consultant covenants and agrees that, with respect to the Shares that he receives, Consultant shall, at all times that he is the beneficial owner of such Shares, vote such shares on all matters coming before him as a stockholder of the Company in the same manner as the majority of the Board of Directors of the Company shall recommend.

6.            Confidentiality.  Consultant  acknowledges  that as a  consequence
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of his  relationship  with the Company,  he may be given access to  confidential information which may include the following types of information: financial statements and related financial information with respect to the Company and its
subsidiaries  (the  "Confidential   Financial   Information"),   trade  secrets,
products,  product development,  product packaging,  future marketing materials,
business  plans,  certain  methods  of  operations,  procedures,   improvements,
systems, customer lists, supplier lists and specifications, and other private and confidential materials concerning the Company's business (collectively, "Confidential Information").

                  Consultant covenants and agrees to hold such Confidential Information strictly confidential and shall only use such information solely to perform his duties under this Agreement, and Consultant shall refrain from allowing such information to be used in any way for his own private or commercial purposes. Consultant shall also refrain from disclosing any such Confidential Information to any third parties. Consultant further agrees that upon termination or expiration of this Agreement, he will return all Confidential Information and copies thereof to the Company and will destroy all notes, reports and other material prepared by or for him containing Confidential Information. Consultant understands and agrees that the Company might be irreparably harmed by violation of this Agreement and that monetary damages may be inadequate to compensate the Company. Accordingly, the Consultant agrees that, in addition to any other remedies available to it at law or in equity, the Company shall be entitled to injunctive relief to enforce the terms of this Agreement.

                  Notwithstanding the foregoing, nothing herein shall be construed as prohibiting Consultant from disclosing any Confidential Information
(a) which at the time of disclosure, Consultant can demonstrate either was in the public domain and generally available to the public or thereafter becomes a part of the public domain and is generally available to the public by publication or otherwise through no act of the Consultant; (b) which Consultant can establish was independently developed by a third party who developed it without the use of the Confidential Information and who did not acquire it directly or indirectly from Consultant under


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an obligation of confidence;  (c) which  Consultant can show was received by him after the termination of this Agreement from a third party who did not acquire it directly or indirectly from the Company under an obligation of confidence; or
(d) to the extent that the Consultant can reasonably demonstrate such disclosure is required by law or in any legal proceeding, governmental investigation, or other similar proceeding.

7.               Severability.  If any  provision  of this  Agreement  shall  be
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held or made invalid by a statute, rule,  regulation,  decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

8.               Governing Law;  Venue;  Jurisdiction.  This Agreement  shall be
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construed and enforced in accordance  with and governed by the laws of the State of Florida, without reference to principles of conflicts or choice of law thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the 11th District of the State of Florida or the state courts of the State of Florida sitting in Dade County in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to
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the bringing of any such  proceeding  in such  jurisdictions.  Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

9.                Miscellaneous.
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                              a.  Any  notice  or  other  communication  between
               parties hereto shall be sufficiently given if sent by certified or registered mail, postage prepaid, if to the Company, addressed to it at IRT Industries, Inc., 6230 Fairview Road, Suite 102, Charlotte, NC 28210, Attention: Dale K. Chapman, President,
               telephone  number  (704)  364-2066,   facsimile   number:   (704)
               364-7172, or if to the Consultant, addressed to him at 2545 South Atlantic Avenue, Daytona Beach, FL 32118, or to such address as may hereafter be designated in writing by one party to the other. Any notice or other communication hereunder shall be deemed given three days after deposit in the mail if mailed by certified mail, return receipt requested, or on the day after deposit with an overnight courier service for next day delivery, or on the date delivered by hand or by facsimile with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated above (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received).


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                              b. This  Agreement  embodies the entire  Agreement
               and understanding between the Company and the Consultant and supersedes any and all negotiations, prior discussions and preliminary and prior arrangements and understandings related to the central subject matter hereof.

                              c.  This  Agreement  has  been  duly   authorized,
               executed and delivered by and on behalf of the Company and the Consultant.

                              d. This Agreement and all rights,  liabilities and
               obligations hereunder shall be binding upon and inure to the benefit of each party's successors but may not be assigned without the prior written approval of the other party.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

                                             IRT INDUSTRIES, INC.


                                             By: /s/ Dale K. Chapman
                                                -----------------------
                                                 Dale K. Chapman, President


                                             By: /s/ Scott A. Neil
                                                -----------------------
                                                   Scott A. Neil, Consultant





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